AGREEMENT

        WHEREAS, the company known as UNIFORCE SERVICES, INC. has changed its name to UNIFORCE STAFFING SERVICES, INC. (the "Company");

        WHEREAS, the company known as UNIFORCE TEMPORARY PERSONNEL, INC. has changed its name to UNIFORCE SERVICES, INC.;

        WHEREAS, the Company has requested that Chemical Bank ("Chemical") increase the amount available to the Company under its line of credit to $7,000,000.00 and extend the termination date of its line of credit to the earlier of demand or December 31, 1995;

        WHEREAS, the Company has requested that NatWest Bank N. A. ("NatWest") extend the termination date of its line of credit to the earlier of demand or December 31, 1995;

        WHEREAS, the Company has agreed from and after October 13, 1995 not to repurchase stock of the Company;

        WHEREAS, the Company has requested that Chemical and NatWest (Chemical and NatWest, collectively, the "Banks") enter into an intercreditor agreement due to such increase in availability under the Chemical line of credit;

        WHEREAS, the Company has requested that the commitment of Chemical and NatWest to make revolving credit advances to the Company pursuant to that certain revolving credit and term loan agreement among the Company, certain related companies and the Banks dated as of August 31, 1994 be terminated;

        WHEREAS,   the  Company  and  the  Banks  wish  to  memorialize   their
understanding with respect to the foregoing;

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereto agree as follows:

        1) Effective retroactive to August 21, 1995, in any document entered into with or delivered to either of the Banks, the name "Uniforce Services, Inc." shall be substituted with the name Uniforce Staffing Services, Inc." and the name "Uniforce Temporary Personnel, Inc." shall be substituted with the name "Uniforce Services, Inc." in each place in which such names appear.

        2) The Banks and the Company agree that the outstanding principal balance of the Term Loans evidenced by the Term Notes dated June 19, 1993 is $1,500,000.00 as to each Bank as of October 30, 1995 and all interest due on the Term Loans has been paid to such date.

        3) As used herein, (a) "Guarantors" shall mean Uniforce Services, Inc., Temporary Help Industry Servicing Company, Inc., E.O. Operations Corp., E.O. Servicing Co., Inc., UTS Corp. of Minnesota, USI Inc. of California, UTS of Delaware, Inc., Tempfunds International, Inc., PrO Unlimited, Inc., THISCO of Canada, Inc., Uniforce Payrolling Services, Inc., Brentwood Service Group, Inc., Uniforce MIS Services of Georgia, Inc., Labforce of America, Inc., Uniforce Medical Office Support, Inc. and Computer Consultants Funding & Support, Inc. and any other subsidiary of the Company or any Guarantor.

           (b) "Agreement" shall mean the Revolving Credit and Term Loan Agreement among the Banks, the Company and certain related companies dated as of June 19, 1991.

           (c) "Loan Documents" shall mean each of the Agreement and any documents executed in connection therewith and any documents executed in connection with a line of credit made available by either of the Banks.

        4) As an inducement for the Banks to enter into this Agreement, the Company and the Guarantors hereby jointly and severally represent and warrant as follows:

                  (A) There are no defenses or offsets to their respective obligations under the Agreement or any of the Loan Documents, and if any such defenses or offsets exist without the knowledge of the Company or the Guarantors, the same are hereby waived.

                  (B) All the representations and warranties made by the Company and the Guarantors in the Agreement or any of the Loan Documents are true and correct in all respects as if made on the date hereof.

                  (C) No event which constitutes a Default or an Event of Default has occurred and is continuing under the Agreement or any of the Loan Documents.

        5) Chemical hereby agrees to increase the availability under its line of credit to the Company to $7,000,000.00 which line of credit will terminate on the earlier of demand or December 31, 1995, provided however, that notwithstanding the foregoing, advances under such line of credit shall be within the sole discretion of Chemical.

        6) NatWest hereby agrees to make its line of credit available to the Company in an amount not to exceed $5,000,000.00 which line of credit will terminate on the earlier of demand or December 31, 1995; provided however, that notwithstanding the foregoing, advances under such line of credit shall be within the sole discretion of NatWest.

        7) The Company hereby agrees from and after October 13, 1995 not to repurchase stock of the Company. The commencement by the Company of a tender offer for its common stock shall not constitute a breach of this Agreement so long as no common stock has been purchased pursuant to such tender offer.

        8) The Company and the Banks agree that the commitment of Chemical and NatWest to make revolving credit advances to the Company pursuant to that certain revolving credit and term loan agreement among the Company and the Banks dated as of August 31, 1994, is hereby terminated at the Company's request.

        9) This Agreement shall become effective on such date as all of the following conditions shall be satisfied:

                  (A) NOTES. NatWest and Chemical shall have received the duly executed notes in the forms of Exhibit A and Exhibit B hereto.

                  (B) INTERCREDITOR AGREEMENT. The Banks shall have received a duly executed intercreditor agreement in the form of Exhibit C hereto.

                  (C) REAFFIRMATIONS. The Banks shall have received the duly executed reaffirmations of security agreements and reaffirmations of guaranties.

                  (D) UCC-3 AMENDMENTS. The Banks shall have received duly executed UCC-3 amendments reflecting the name change of Uniforce Services, Inc. to Uniforce Staffing Services, Inc. and Uniforce Temporary Personnel, Inc. to Uniforce Services, Inc.

                  (E) FEES. The Banks shall have received evidence of payment of the Banks' fees and all attorneys' fees and expenses associated with the preparation of this Agreement and any documents executed in connection herewith.

                  (F) APPROVAL OF THE BANKS' COUNSEL. All legal matters incident to this Agreement shall be reasonably satisfactory to counsel to the Banks.

        10) This Agreement is dated for convenience as of November 3, 1995 and shall be effective, unless otherwise indicated, upon the date of the execution of this Agreement by the Banks.

        11) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers on the dates set forth below.



                                    UNIFORCE  STAFFING  SERVICES,  INC. formerly
                                    known as UNIFORCE  SERVICES,  INC.  UNIFORCE
                                    SERVICES,  INC.  formerly  known as UNIFORCE
                                    TEMPORARY  PERSONNEL,  INC.  TEMPORARY  HELP
                                    INDUSTRY   SERVICING   COMPANY,   INC.  E.O.
                                    OPERATIONS  CORP.  E.O.  SERVICING CO., INC.
                                    UTS  CORP,   OF   MINNESOTA   USI  INC.   OF
                                    CALIFORNIA UTS OF DELAWARE,  INC.  TEMPFUNDS
                                    INTERNATIONAL,   INC.  PrO  UNLIMITED,  INC.
                                    THISCO OF CANADA,  INC. UNIFORCE  PAYROLLING
                                    SERVICES,  INC.  UNIFORCE  MIS  SERVICES  OF
                                    GEORGIA,  INC.  LABFORCE  OF  AMERICA,  INC.
                                    UNIFORCE   MEDICAL  OFFICE   SUPPORT,   INC.
                                    COMPUTER CONSULTANTS FUNDING & SUPPORT, INC.

                                    By:/s/   Harry   V.   Maccarrone
                                       ---------------------------------------
                                       Harry  V. Maccarrone
                                       Vice President - Finance

                                    Dated: November 3, 1995

                                   BRENTWOOD SERVICE GROUP, INC.


                                   By:/s/   Harry   V.   Maccarrone
                                      ----------------------------------------
                                      Harry  V. Maccarrone
                                      President

                                   Dated: November 3, 1995

                                   BANKS:

                                   NATWEST BANK N.A.


                                   By:/s/ Tara M. Kazak
                                      ----------------------------------------
                                      Tara M. Kazak
                                      Vice President

                                   Dated:  November 3, 1995

                                   CHEMICAL BANK


                                   By:/s/ Richard E. Grabowski
                                      ----------------------------------------
                                      Richard E. Grabowski
                                      Vice President

                                   Dated: November 3, 1995

STATE OF NEW YORK       )
                        :ss.:
COUNTY OF NASSAU        )



         On the 3rd day of November, 1995, before me personally came HARRY V. MACCARRONE, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 1335 Jericho Turnpike, New Hyde Park, New York 11040 that he is the Vice President-Finance of UNIFORCE STAFFING SERVICES, INC., formerly known as UNIFORCE SERVICES, INC., UNIFORCE SERVICES, INC., formerly known as UNIFORCE TEMPORARY PERSONNEL, INC., TEMPORARY HELP INDUSTRY SERVICING COMPANY, INC., E.O. OPERATIONS CORP., E.O. SERVICING CO., INC., UTS CORP. OF MINNESOTA, USI INC. OF CALIFORNIA, UTS OF DELAWARE INC., TEMPFUNDS INTERNATIONAL, INC., PrO UNLIMITED, INC., THISCO OF CANADA, INC., UNIFORCE PAYROLLING SERVICES, INC., UNIFORCE MIS SERVICES OF GEORGIA, INC., LABFORCE OF AMERICA, INC., UNIFORCE MEDICAL OFFICE SUPPORT, INC., and COMPUTER CONSULTANTS FUNDING & SUPPORT, INC., the corporations described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporations.


                                             -----------------------------------
                                             Notary Public


STATE OF NEW YORK       )
                        :ss.:
COUNTY OF NASSAU        )

        On the 3rd day of November, 1995, before me personally came HARRY V. MACCARRONE, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 1335 Jericho Turnpike, New Hyde Park, New York 11040; that he is the President of BRENTWOOD SERVICE GROUP, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.



                                             ----------------------------------
                                             Notary Public

STATE OF NEW YORK       )
                        :ss.:
COUNTY OF NASSAU        )

        On the 3rd day of November, 1995, before me personally came TARA M. KAZAK, to me known, who, being by me duly sworn, did depose and say that she resides at c/o 1335 Jericho Quadrangle, Jericho, New York 11753; that she is a Vice President of NATWEST BANK N.A., the banking institution described in and which executed the foregoing document and that she signed his name thereto by authority of such banking institution.



                                             -----------------------------------
                                             Notary Public



STATE OF NEW YORK       )
                        :ss.:
COUNTY OF NASSAU        )

        On the 3rd day of November, 1995, before me personally came RICHARD E. GRABOWSKI, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 7600 Jericho Turnpike, Woodbury, New York 11797; that he is a Vice President of CHEMICAL BANK, the banking institution described in and which executed the foregoing document and that he signed his name thereto by authority of such banking institution.



                                             -----------------------------------
                                             Notary Public